
                                                                    EXHIBIT 99.2

                         NOTICE OF GUARANTEED DELIVERY
                                      FOR

                               OFFICE DEPOT, INC.

     This form or one substantially equivalent hereto must be used to accept the
Exchange Offer of Office Depot, Inc. (the "Company") made pursuant to the
Prospectus, dated           , 2003 (the "Prospectus"), if the procedure for
book-entry transfer cannot be completed on a timely basis or time will not permit all required documents to reach SunTrust Bank, as exchange agent (the
"Exchange Agent") prior to 5:00 P.M., New York City time, on the Expiration Date of the Exchange Offer. Such form may be delivered or transmitted by facsimile transmission, mail or hand delivery to the Exchange Agent as set forth below. In addition, in order to utilize the guaranteed delivery procedure to tender the outstanding 6.25% Senior Notes due August 15, 2013 of the Company (the "Original
Notes") pursuant to the Exchange Offer, a completed, signed and dated Letter of
Transmittal (or facsimile thereof or Agent's Message in lieu thereof) must also be received by the Exchange Agent prior to 5:00 P.M., New York City time, on the
Expiration Date. Capitalized terms not defined herein shall have the respective meanings ascribed to them in the Prospectus.

                   DELIVERY TO: SUNTRUST BANK, EXCHANGE AGENT

                      By Mail, Hand or Overnight Courier:

                                 SunTrust Bank
                                 FL-Miami-1020
                            Corporate Trust Division
                              777 Brickell Avenue
                           Miami, Florida 33131-2803

                             Attention: Holle Jeske

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            By Facsimile Transmission                             Confirm by Telephone:
        (for Eligible Institutions only):                              305-579-7009
                   305-579-7017

  DELIVERY OF THIS INSTRUMENT TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE, OR TRANSMISSION OF THIS INSTRUMENT VIA FACSIMILE OTHER THAN AS SET FORTH ABOVE,
                     WILL NOT CONSTITUTE A VALID DELIVERY.

Ladies and Gentlemen:

     Upon the terms and conditions set forth in the Prospectus and the accompanying Letter of Transmittal, the undersigned hereby tenders to the Company the principal amount of Original Notes set forth below pursuant to the guaranteed delivery procedure described in "The Exchange Offer -- Guaranteed
Delivery Procedures" section of the Prospectus.

     Must be signed by the holder(s) of Original Notes as their name(s) appear(s) on a security position listing, or by person(s) authorized to become registered holder(s) by endorsement and documents transmitted with this Notice of Guaranteed Delivery. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer or other person acting in a fiduciary or representative capacity, such person must set forth his or her full title below.

Principal Amount of Original Notes Tendered:*

$
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If Original Notes will be delivered by book-entry transfer to The Depository
Trust Company, provide account number.

Account Number
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                                PLEASE SIGN HERE

Principal Amount at Maturity of Old Notes

Tendered:*
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If Old Notes will be delivered by book-entry transfer to the Depository Trust
Company, provide account number.

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Total Principal Amount at Maturity Represented by Old Notes Certificate(s):

$
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Account Number
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Please Sign Here
X

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X
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Signature(s) of Owner(s) or Authorized Signatory

Date
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Area Code and Telephone Number:
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Please Print Name(s) and Address(es)

Name(s):
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Capacity:
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* Must be in denominations of principal amount of $1,000 and any integral multiple thereof.
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Must be in denominations of principal                  Address(es): -----------------------
amount at maturity of $1,000 and any                   ------------------------------------
integral multiple thereof.                             ------------------------------------

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X ------------------------------------------------------------         --------------------
X ------------------------------------------------------------         --------------------
       SIGNATURE(S) OF OWNER(S) OR AUTHORIZED SIGNATORY                       DATE

Area Code and Telephone Number:
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Please Print Name(s) and Address(es)

Name(s):
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Capacity:
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Address(es):
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     ALL AUTHORITY HEREIN CONFERRED OR AGREED TO BE CONFERRED SHALL SURVIVE THE
DEATH OR INCAPACITY OF THE UNDERSIGNED AND EVERY OBLIGATION OF THE UNDERSIGNED HEREUNDER SHALL BE BINDING UPON THE HEIRS, PERSONAL REPRESENTATIVES, SUCCESSORS AND ASSIGNS OF THE UNDERSIGNED.

                                   GUARANTEE
                   (NOT TO BE USED FOR SIGNATURE GUARANTEES)

The undersigned, a financial institution (including most banks, savings and loan associations and brokerage houses) that is a participant in the Securities Transfer Agents Medallion Program, the New York Stock Exchange Medallion Signature Program or the Stock Exchanges Medallion Program, hereby guarantees that the certificates representing the principal amount of Original Notes tendered hereby in proper form for transfer, or timely confirmation of the book-entry transfer of such Original Notes into the Exchange Agent's account at The Depository Trust Company pursuant to the procedures set forth in "The Exchange Offer -- Guaranteed Delivery Procedures" section of the Prospectus, together with one or more properly and duly executed Letters of Transmittal (or facsimile thereof or Agent's Message in lieu thereof) and any required signature guarantee and any other documents required by the Letter of Transmittal, will be received by the Exchange Agent at the address set forth above, no later than three New York Stock Exchange trading days after the Expiration Date.

Name of Firm
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Authorized Signature
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Address
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Zip Code
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Title
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Name:
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                             (PLEASE TYPE OR PRINT)

Area Code and Tel. No.
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Dated:
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